SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

TIME WARNER TELECOM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2006, as part of the annual executive compensation review and in accordance with the terms of the Company’s Amended 2000 Employee Stock Plan (the “Plan”) of Time Warner Telecom Inc. (the “Company”), the Compensation Committee and Human Resources and Benefits Committee of the Company’s Board of Directors (a) approved an amendment to the Plan to permit Restricted Stock Units and Restricted Stock to be granted that provide for a net-share settlement option, whereby the Company may, at its and the employee’s option, at the time of vesting, withhold the number of shares required to pay the minimum mandatory withholding requirement for federal, state and local payroll taxes from the shares issued to grantees who are employees of the Company; and (b) granted Restricted Stock Units (“RSUs”) in the following amounts to the following executive officers and other senior officers of the Company:

Executive	Time Vested RSUs	Performance vested RSUs
Larissa Herda, Chairman, CEO and President	75,000	75,000
John Blount, Chief Operating Officer	50,000	50,000
Mark Peters, SVP and CFO	37,500	37,500
Catherine Hemmer, SEVP, Corporate Operations/ Engineering & Technology	27,500	27,500
Paul Jones, SVP, General Counsel and Regulatory Policy	20,000	20,000
Mark Hernandez, SVP, Chief Information Officer	12,500	12,500
Michael Rouleau, SVP, Business Development and Strategy	20,000	20,000
Julie Rich, SVP, Human Resources and Business Administration	12,500	12,500
Robert Gaskins, SVP, Strategy and Corporate Development	15,000	15,000
Jill Stuart, SVP, Accounting and Finance, and Chief Accounting Officer	12,500	12,500

The RSUs will be settled in shares of the Company’s Class A Common Stock upon vesting. At the option of the Company and the grantee, the Company may withhold from the grantee the number of shares (valued at the closing price of the shares on the Nasdaq National Market System on the vesting date) required to pay the mandatory minimum required withholding tax payable by the executive as a result of the settlement of the RSUs. The time vested RSUs vest on December 31, 2009 provided that the grantee remains an active full-time employee of the Company in good standing on that date. The performance vested RSUs will vest in whole or in part if the Company has met certain Modified EBITDA targets and revenue growth targets specified by the Compensation Committee for the two year period ended December 31, 2007, as determined by the Board of Directors at the first board meeting in 2008, but no later than January 30, 2008, or the date when reliable financial information for that period is available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ Tina Davis
Name:	Tina Davis
Title:	Vice President and Deputy General Counsel

Dated: February 16, 2006

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